[EXECUTION COPY]













                         NOTE AND WARRANT PURCHASE AGREEMENT

                             Dated as of February 1, 1994


                      _________________________________________


                                    By and Between


                           Kash N' Karry Food Stores, Inc.

                                         and

                             Green Equity Investors, L.P.

                         NOTE AND WARRANT PURCHASE AGREEMENT


               This Note and Warrant Purchase Agreement ("Agreement") is entered into as of February 1, 1994 by and between Kash N' Karry Food Stores, Inc., a Delaware corporation (the "Company") and Green Equity Investors, L.P., a Delaware limited partnership (the "Purchaser").

                    In consideration of the mutual covenants and agreements herein contained, the parties hereto covenant and agree as follow:

                    1. Purchase and Sale of Note and Warrants. Subject to the terms and conditions herein set forth, in case the Company shall give notice to the Purchaser on or before February 4, 1994, as hereinafter provided, the Company shall sell to the Purchaser, and the Purchaser shall purchase from the Company, a note in substantially the form of Exhibit A hereto (the "Note") in an aggregate principal amount not exceeding $2,000,000 at a price equal to the principal amount thereof, together with the Initial Warrant (as defined in Section 3 below).

                         Subject to satisfaction of the conditions in
          Section 5 hereof, the purchase and delivery of the Note and Initial Warrant shall take place at the offices of Kramer, Levin, Naftalis, Nessen, Kamin & Frankel, New York, New York upon the irrevocable notice (which may be telephonic) of the Company (which notice must be received by the Purchaser prior to 12:00 noon, New York time) on the requested borrowing date (the "Closing Date") specifying the amount to be borrowed under the Note and the account or accounts to which the purchase price therefor is to be transferred.

                    2. Fees and Expenses. In consideration of the commitment of Purchaser to purchase the Note and the Warrants and its arrangement of financing therefor, concurrently with the execution hereof, the Company shall pay to the Purchaser, in immediately available funds, a fee in the amount of $50,000. The Company hereby agrees in addition to pay, promptly upon receipt of request therefor, all out-of-pocket fees and expenses (other than commitment fees) incurred by the Purchaser in connection with the preparation and negotiation of this Agreement and the financing therefor (including reasonable attorneys' fees and expenses) and to pay or reimburse the Purchaser, promptly upon receipt of request therefor, all costs and expenses (including reasonable attorneys' fees and expenses) incurred by it in connection with the enforcement or attempted enforcement of this Agreement or the Note, and any expenses incurred as a result of the purchase of a participation contemplated by the Seventh Amendment to the Credit Agreement.

                    3. Issuance of Warrants. In the event the Company elects to cause the Purchaser to acquire the Note, the Company shall concurrently issue to the Purchaser, for no additional consideration, a warrant in substantially the form of Exhibit B hereto (the "Initial Warrant") to purchase the number of shares of common stock, $.01 par value, of the Company (the "Shares," which term shall include all securities issuable under the warrant) equal to 2% of the Fully Diluted Shares of the Company as of the Closing Date. "Fully Diluted Shares" shall mean and include all shares of common stock outstanding on any relevant date of determination, and all shares of common stock issuable upon exercise of warrants, options (including employee stock options) and any other securities convertible (whether or not presently convertible or exercisable) into or exercisable for the purchase of common stock of the Company, including the Shares issuable upon exercise of the Warrants. If the Closing Date were the Date hereof and the entire $2,000,000 were borrowed, the number of Shares purchasable with the Initial Warrant would be 63,235.

                         In the event the Note is not, for any reason, paid in full on the date that payment thereunder is due, the Company hereby agrees to issue, for no additional consideration, an additional warrant substantially in the form of Exhibit B hereto (the "Additional Warrant") to purchase such number of Shares as, when added to the number of Shares purchasable with the Initial Warrant, is equal to 5% of the Fully Diluted Shares of the Company. To the extent that less than $2,000,000 is borrowed pursuant to this Agreement, the number of Shares subject to the Initial Warrant and Additional Warrant shall be proportionately reduced.

                         The Company hereby agrees that the holders of the Shares issuable pursuant to the Initial Warrant and, if issued, the Additional Warrant (collectively, the "Warrants") shall have registration rights with respect to such Shares which are equivalent to the most favorable such rights as have been, or hereafter may be, granted to any holder of the common stock (or other class of securities into which common stock of the Company may hereafter be converted) of the Company.

                    4. Representations and Warranties. In order to induce the Purchaser to enter into this Agreement and to purchase the Note and the Warrants, the Company represents and warrants to the Purchaser as follows:

                         (a)  Authority.     (i) The Company has the
          requisite corporate power and authority to execute, deliver and perform its obligations under this Agreement, the Note, and the Warrants. The execution, delivery and performance of this Agreement, the Note and the Warrants, and the consummation of the transactions contemplated thereby have been duly authorized by all necessary corporate action on the part of the Company.

                                             (ii) Each of the Agreement,
          the Note and the Warrants is or will be, as the case may be, duly executed and delivered by the Company and constitutes a legal, valid and binding obligation, enforceable against it in accordance with its terms (except as enforcement may be limited by bankruptcy, insolvency, reorganization, moratorium or similar laws relating to or limiting creditors' rights generally or by equitable principles relating enforceability).

                         (b) No Conflict. The execution, delivery and performance by the Company of this Agreement, the Note and the Warrants do not and will not (i) conflict with or violate the Company's certificate of incorporation or bylaws, (ii) conflict with or result in a breach of or constitute (with or without notice or lapse of time or both) a default under a Requirement of Law or material Contractual Obligation of the Company, or require termination of any material Contractual Obligation, (iii) result in or require the creation or imposition of any Lien whatsoever upon any of the properties or assets of the Company or (iv) require any approval of stockholders of the Company.

                         (c) Government Consent. The execution, delivery and performance by the Company of this Agreement, the Note and the Warrants do not and will not require any registration with, consent or approval of, or notice to, or other action with or by, any governmental authority, except filing, consents or notices which have been, or will in due course be, made, obtained or given.

                         (d) Capitalization. On the date hereof, the capital stock of the Company is as set forth on Exhibit C hereto. All of such outstanding shares were duly and validly issued and are fully paid and nonassessable. Except as set forth on Exhibit C hereto, there are outstanding no rights to subscribe for or purchase, or any warrants or options for the purchase of, or any agreements (contingent or otherwise) providing for the issuance of, or any calls, commitments or claims of any character relating to any of the Company's capital stock or any securities convertible into or exchangeable for any of its capital stock. The Shares to be issued to the Purchaser upon exercise of the Warrants have been duly authorized for issuance and, when sold and delivered against payment therefor as provided therein, will be validly issued, fully paid and nonassessable. There are no preemptive rights as to any of the outstanding shares of the Company's capital stock.

                         (e) Financial Statements and Projections. The audited financial statements for the fiscal year ended August 1, 1993, and unaudited financial statements for the quarter ended October 1, 1993 of the Company were prepared in accordance with GAAP, except as otherwise noted therein, and fairly represent the consolidated financial position of the Company as of the respective dates thereof, and the results of operations and changes in the financial position of the Company for each of the periods covered thereby, subject, in the case of any unaudited interim financial statements, to changes resulting from audit and normal year-end adjustments. The Company has no material obligations, contingent liabilities or liabilities for taxes, long term leases or material or unusual forward or long term commitments which are not reflected in such financial statements and the notes thereto. The "Daily Cash Availability/Revolver Projections" were prepared in a manner consistent with the current accounting practices of the Company, are based upon reasonable assumptions, and represent the Company's good faith estimates as to the matters set forth therein.

                         (f) Other Representations and Warranties. The Company hereby incorporates by reference as if set forth herein in full, and restates to the Purchaser, all of the representations and warranties set forth in that certain Credit Agreement dated as of October 12, 1988 among the Company, Bank of America and the other senior lenders named therein, as amended to date (the "Credit Agreement"), except to the extent any such representation or warranty is not required to be restated by the Company in connection with any reborrowing under the aforesaid Credit Agreement.

                    5. Conditions Precedent. The Purchaser's obligation to purchase and pay for the Note and to acquire the Initial Warrant shall be subject to fulfillment on or before the Closing Date of the following conditions:

                         (a) Opinion of Counsel. The Purchaser shall have received from Kramer, Levin, Naftalis, Nessen, Kamin & Frankel, counsel for the Company, an opinion, dated the Closing Date, in substantially the form of Exhibit D attached hereto.

                         (b)  Financing.  The Purchaser shall have
          completed arrangements with a financial institution, or shall have issued a call for and received the requisite capital from its limited partners, in each case in an amount sufficient to fund the purchase of the Note at 100% of its face amount.

                         (c)  Representations and Warranties.  The
          representations and warranties in Section 4 hereof shall be true and correct in all material respects as if made on the Closing Date, and the Company shall deliver to the Purchaser a certificate of its Chief Executive Officer to such effect.

                         (d) Seventh Amendment. The Seventh Amendment to the Credit Agreement shall have been executed and delivered by the parties thereto and shall have become effective by its terms.

                         (e)  Documents.  The Purchaser shall have received
          (i) an executed Note in the amount being borrowed, (ii) an executed Initial Warrant representing the appropriate number of Shares and (iii) such other documents or instruments as the Purchaser may reasonably request.

                    6.   General Provisions.

                         (a) Notices. Except as set forth in Section 1 hereof, all communications provided for hereunder shall be in writing and delivered by hand or sent by first-class mail or telecopy to the parties at the addresses set forth underneath their signatures below. All such communications shall be deemed to have been given or made when so delivered by hand or telecopy, or five Business Days after being so mailed.

                         (b) Governing Law. This Agreement, the Note and the Warrants shall be construed in accordance with and governed by the laws of the State of New York.

                         (c) Indemnification. In consideration of the execution and delivery of this Agreement by the Purchaser, the Company hereby agrees to indemnify and hold each of the Purchaser's affiliates, partners, employees and agents (herein called the "Indemnitees") free and harmless from and against any and all actions, cause of action, suits, losses, liabilities and damages, and expenses in connection herewith, including without limitation, reasonable counsel fees and disbursement (herein called the "Indemnified Liabilities") incurred by the Indemnitees or any of them as a result of, or arising out of, or relating to the execution, delivery, performance or enforcement of this Agreement, the Note or the Warrants, provided, however, that the Indemnified Liabilities shall not include any liabilities arising on account of any Indemnitee's gross negligence or willful misconduct.

                         (d) Representation and Warranty. The Purchaser represents and warrants to the Company that it is acquiring the Note and Warrants for its own account and with no intention of distributing any part thereof in any transaction that would be in violation of the registration requirements of the Securities Act of 1933, as amended.

                         (e) Assignment. Neither party may assign its obligations hereunder without the prior written consent of the other. The Purchaser may assign it rights (including the Note and the Warrants) hereunder, however, without notice to or the consent of the Company. In connection with any such assignment, the Company hereby expressly waives and agrees not to assert, as to the assignee of the Note and/or any Warrant, any defenses, rights, claims or setoffs it may otherwise have in respect of the Purchaser.

                         (f) Defined Terms. Terms used in this Agreement without definition shall have the meanings ascribed thereto in the Credit Agreement.

                         (g) Counterparts. This Agreement may be executed in two or more counterparts, each of which shall be deemed an original but all of which shall together constitute one and the same instrument.

                    IN WITNESS WHEREOF, the parties hereto have caused this Agreement to be duly executed as of the date first above written.

                    COMPANY:            KASH N' KARRY FOOD STORES, INC.
                                        6422 Harney Road
                                        Tampa, Florida 33610
                                        Attention: Raymond P. Springer
                                        Telecopy:  813-626-9550

                                        By:   /s/ R.P. Springer
                                        Name:  R.P. Springer
                                        Title: Executive Vice President


                    PURCHASER:          GREEN EQUITY INVESTORS, L.P.
                                        333 South Grand Avenue, Suite 5400
                                        Los Angeles, California 90071
                                        Telecopy: (213) 625-2043


                                        By: LEONARD GREEN & PARTNERS, L.P.



                                        By:  /s/
                                             General Partner

                                      EXHIBIT A



                                                              New York City
          $2,000,000                                      February __, 1994



                    FOR VALUE RECEIVED, the undersigned, KASH N' KARRY FOOD STORES, INC., a corporation organized and existing under the laws of the State of Delaware (the "Company"), hereby absolutely and unconditionally promises to pay, in immediately available funds, to the order of GREEN EQUITY INVESTORS, L.P., a Delaware limited partnership (the "Holder"), at the office of its general partner, Leonard Green & Partners, L.P. 333 South Grand Avenue, Los Angeles, California, on May 2, 1994, the principal sum of $2,000,000 or so much thereof as shall be outstanding, together with interest on the principal balance outstanding hereunder from time to time from the date hereof through and including the maturity hereof on May 2, 1994. The principal balance outstanding hereunder from time to time shall bear interest from the date advanced until paid at a rate per annum equal to the Base Rate plus 1%. The "Base Rate" means the higher of:

                              (a)  the rate of interest publicly announced
                         from time to time by Bank of America National Trust and Savings Association, a national banking association (the "Bank") in San Francisco, California, as its "reference rate," or

                              (b)  one-half percent per annum above the
                         latest Federal Funds Rate.

          "Federal Funds Rate" means, for any day, the rate set forth in the weekly statistical release designated as H.15(519), or any successor publication, published by the Federal Reserve Board (including any such successor, "H.15(519)") for such day opposite the caption "Federal Funds (Effective)." If on any relevant day such rate is not yet published in H.15(519), the rate for such day will be the rate set forth in the daily statistical release designated as the Composite 3:30 p.m. Quotations for U.S. Government Securities, or any successor publication, published by the Federal Reserve Bank of New York (including any such successor, the "Composite 3:30 p.m. Quotation") for such day under the caption "Federal Funds Effective Rate." If on any relevant day the appropriate rate for such previous day is not yet published in either H.15(519) or the Composite 3:30 p.m. Quotations, the rate for such day will be the arithmetic mean of the rates for the last transaction in overnight Federal Funds arranged prior to 9:00 a.m. (New York time) on that day by each of three leading brokers of Federal Funds transactions in New York City selected by the Holder. All computations of interest at all times as the Base Rate is determined by the Bank's "reference rate" shall be made on the basis of a year of 365 or 366 days, as the case may be, and actual days elapsed. All other computations of interest shall be made on the basis of a 360-day year and actual day elapsed. Interest shall accrue during each period during which interest is computed from the first day thereof to the last day thereof. This Note is issued pursuant to a Note and Warrant Purchase Agreement between the Company and the Holder dated as of February 1, 1994 (the "Loan Agreement") and is subject to the terms and provisions thereof, which are hereby incorporated in this Note by reference.

                    This Note may be prepaid, without premium, in full at any time and in part, from time to time, on one (1) day's notice to the Holder provided that no amount so prepaid may be reborrowed. All prepayments shall be in amounts of $100,000 or any multiple of $50,000 in excess thereof. All prepayments shall be accompanied by a payment of accrued interest to the date of such prepayment on the amount so prepaid. Notwithstanding the foregoing, no prepayment hereunder may be made if at the time or as a result thereof, there shall be a Potential Event of Default or Event of Default (as those terms are defined in the Credit Agreement, as in turn defined in the Loan Agreement). The entire unpaid principal balance and all accrued and unpaid interest shall be paid in full on May 2, 1994. Any overdue principal and any overdue interest from time to time outstanding shall bear interest payable on demand at a rate which is 3% per annum in excess of the Base Rate.

                    If(x) the Company shall fail to make any payment when due (whether by scheduled maturity, required prepayment, acceleration, demand or otherwise) on any indebtedness of the Company other than under this Note, and the aggregate amount of such indebtedness is $1,000,000 or more, or (y) any other breach, default or event of default shall occur under any instrument, agreement or indenture pertaining to any such indebtedness, and as a result the holder thereof shall accelerate the maturity of such indebtedness, the entire unpaid principal amount of this Note and all of the unpaid interest accrued hereon may be declared due and, thereupon, shall become immediately payable, upon notice from the Holder to the Company.

                    The Company promises to pay all costs and expenses, including reasonable attorney's fees and disbursements, incurred in the collection and enforcement of this Note or any appeal of a judgment rendered thereon. The Company hereby waives presentment, demand, notice, protest and all other demands and notices in connection with the delivery, acceptance, performance and enforcement of this Note, and also hereby assents to extensions of the time of payment or forbearance or other indulgences without notice.

                    This Note and the obligations of the Company hereunder shall be governed by and interpreted and determined in accordance with the laws of the State of New York.

                    IN WITNESS WHEREOF, KASH N' KARRY FOOD STORES, INC. has caused this Note to be executed by its duly authorized officer on the ____ day of _____, 1994.


                                         KASH  N'  KARRY  FOOD  STORES, INC.
                                         By:____________________________
                                         Name:__________________________
                                         Title:_________________________

                                      EXHIBIT B

                                  [FORM OF WARRANT]

               THE WARRANT REPRESENTED BY THIS CERTIFICATE AND THE SHARES OF COMMON STOCK OR OTHER SECURITIES ISSUABLE UPON EXERCISE THEREOF MAY NOT BE OFFERED, SOLD OR OTHERWISE TRANSFERRED EXCEPT PURSUANT TO (i) AN EFFECTIVE REGISTRATION STATEMENT, OR (ii) AN OPINION OF COUNSEL, IF SUCH OPINION SHALL BE REASONABLY SATISFACTORY TO COUNSEL FOR THIS CORPORATION, THAT AN EXEMPTION FROM REGISTRATION UNDER THE SECURITIES ACT OF 1933, AS AMENDED, IS AVAILABLE.

          No._________                       Warrant to Purchase



                                             _________________________
                                             Shares of Common Stock


                           KASH N' KARRY FOOD STORES, INC.

                               STOCK PURCHASE WARRANTS

               This  certifies  that,  for  value  received,  GREEN  EQUITY
          INVESTORS, L.P. (the "Holder"), is entitled to purchase from KASH N' KARRY FOOD STORES, INC., a Delaware corporation (the "Company"), the aggregate number of shares of Common Stock, at the option of the Holder, shown above at any time after 9:00 a.m., New York City time, on February ___, 1994 (the "Issue Date") until 5:00 p.m., New York City time, on the Expiration Date, at a purchase price per share equal to the Warrant Price.

                    Section 1. Definitions. As used in this Warrant, and unless the context requires otherwise, the following terms have the meaning indicated:

                    "Common Stock" means the Common Stock of the Company, par value $.01 per share.

                    "Expiration Date" means the fifth anniversary of the Issue Date.

                    "Warrant Price" has the meaning assigned in Section 8 hereof, subject to adjustment as provided in Section 9.

                    "Warrant" means this Warrant, as the same may be amended, supplemented or modified in accordance with the terms hereof.

                    "Warrant Shares" means the shares of Common Stock issued or issuable upon exercise of this Warrant.

                    Section 2. Term of Warrant; Exercise of Warrant.

                    2.1 Term of Warrant. Subject to the terms hereof, the Holder shall have the right, which may be exercised at any time from and after 9:00 a.m., New York City time, on the Issue Date and until 5:00 p.m., New York City time, on the Expiration Date, to purchase from the Company the number of fully paid and non-assessable Warrant Shares which the Holder may at the time be entitled to purchase on exercise hereof. If and to the extent this Warrant not exercised prior to 5:00 p.m., New York City time, on the Expiration Date, it shall become void and all rights hereunder and all rights in respect hereof shall cease as of such time.

                    2.2 Exercise of Warrant. The Warrant may be exercised upon surrender to the Company at its office at 6422 Harney Road, Tampa, Florida 33610, or such other office as the Company shall notify the Holder, in writing, of this Warrant, together with the Purchase Form included herein duly completed and signed and upon payment to the Company of the Warrant Price (as defined in and determined in accordance with the provisions of Sections 8 and 9 hereof), for the number of Warrant Shares in respect of which this Warrant is then being exercised.

                    Unless otherwise agreed to by the Company, all payments of such Warrant Price shall be made by certified of official bank check payable to the order of the Company.

                    Subject  to Section 3 hereof, upon the surrender of the
          Warrant and payment of the Warrant Price as aforesaid, the Company shall cause to be issued and delivered with all reasonable dispatch to or upon the written order of the Holder and in such name or names as the Holder may designate, a certificate or certificates for the number of full Warrant Shares so purchased upon the exercise of this Warrant, together with cash, as provided in Section 10 hereof, in respect of any fractional Warrant Shares otherwise issuable upon surrender. If permitted by applicable law, such certificate or certificates shall be deemed to have been issued and any person so designated to be named therein shall be deemed to have become a holder of record of such Warrant Shares as of the date of the surrender of this Warrant and payment of the Warrant Price, as aforesaid. Each share of Common Stock that may be issued upon exercise of this Warrant will, upon such issuance, be validly issued, fully paid, non-assessable, and free from all taxes, liens and charges with respect to the issue thereof. The rights of purchase represented by this Warrant shall be exercisable, at the election of the Holder hereof (subject to Section 2.1 hereof), either in full or from time to time in part and, in the event that this Warrant is exercised in respect of less than all of the Warrant Shares purchasable on such exercise at any time prior to the Expiration Date, a new Warrant evidencing the right to purchase the remaining Warrant Shares will be issued.

                    2.3 Compliance with Government Regulations. The Company shall have the right to refuse to honor the exercise of this Warrant, in whole or any part, unless the Holder shall represent to the Company in writing that its purchase of stock or other securities pursuant thereto is for its own account and for investment purposes only and not with a view to distribution or resale in violation of the registration requirements of state or federal securities laws.

                    The Company shall not be required to issue or deliver any certificates representing shares of stock or other securities purchased upon the exercise of this Warrant prior to (a) the completion at the expense of the Company of any registration or other qualification of such shares or other securities under any state or federal law or rules or regulation of any governmental regulatory body or self-regulatory organization which counsel for the Company shall reasonably determine to be necessary or advisable, (b) the obtaining from the Holder of a written agreement and representations with respect to the disposition of the shares or other securities, or with respect to any other matters, which counsel for the Company shall reasonably determine to be necessary or advisable to comply with the terms on which the shares or other securities have been qualified or registered under any such law, rules or regulations or to exempt the shares from such qualification or registration, and (c) the obtaining at the expense of the Company of any approval or other clearance from any governmental regulatory body or self-regulatory organization which such counsel may reasonably determine to be necessary or advisable; provided, however, that compliance with the provisions of clauses (a), (b) and (c) of this sentence shall not be required for the issuance of such certificates if the Holder shall deliver to the Company an opinion of counsel, which counsel shall be reasonably acceptable to the Company and which opinion shall be in form and substance reasonably satisfactory to the Company, to that effect. If compliance with the provisions of clauses (a), (b) and/or (c) or the preceding sentence shall be required, the Company shall use its best efforts, at its expense, promptly to effect such compliance.

                    Section 3. Payment of Taxes. The Company will pay all documentary stamp and other taxes, if any, attributable to the initial issuance of Warrant Shares upon the exercise hereof; provided, however, that the Company shall not be required to pay any tax or other governmental charge which may be payable in respect of any transfer involved in the issue or delivery of any certificates or certificates for Warrant Shares in a name other than that of the Holder, and the Company shall not register any such transfer or issue any such certificate until such tax or governmental charge, if required, shall have been paid.

                    Section 4. Transfer. Subject to compliance with the restrictions on transfer set forth herein and subject to Section 3, this Warrant shall be transferable upon delivery of the Warrant duly endorsed by the Holder or by his duly authorized attorney or representative, or accompanied by proper evidence of succession, assignment or authority to transfer. In all cases of transfer by an attorney, the original power of attorney, duly approved, or a copy thereof, duly certified, shall be deposited and remain with the Company. In case of transfer by executors, administrators, guardians or other legal representatives, duly authenticated evidence of their authority shall be produced, and may be required to be deposited and remain with the Company in its discretion.

                    Section 5. Exchange of Warrant Certificates. Subject to the restrictions on transfer contained herein and to such requirements as the Company may reasonably request to ensure compliance with applicable law, this Warrant may be exchanged for another certificate or certificates entitling the Holder hereof to purchase a like aggregate number of Warrant Shares as this Warrant shall then entitle the Holder to purchase. The Holder shall make such request in writing delivered to the Company, and shall surrender this Warrant, properly endorsed. Thereupon, the Company shall countersign and deliver to the Holder a new certificate or certificates, as the case may be, as so requested.

                    Section 6. Mutilated or Missing Warrants. In case this Warrant shall be mutilated, lost, stolen or destroyed, the Company shall issue, countersign and deliver in exchange or substitution hereof, a new Warrant of like tenor and representing an equivalent right or interest, but only upon, in case this Warrant is lost, stolen or destroyed, receipt of evidence reasonably satisfactory to the Company of such loss, theft or destruction and a reasonable indemnity therefor. The Holder shall also comply with such other reasonable regulations and pay such other reasonable charges as the Company may prescribe.

                    Section 7. Reservation of Warrant Shares; Purchase of Warrants.

                    7.1 Reservation of Warrant Shares. The Company has reserved out of its authorized Common Stock the number of shares of Common Stock set forth on the first page hereof for issuance upon exercise of this Warrant. The Company shall at all times hereafter until the Expiration Date keep reserved out of its authorized Common Stock, for issuance upon exercise of this Warrant, all of the shares not theretofore issued upon such exercise. If at any time the number of shares of authorized Common Stock shall not be sufficient to effect the exercise of this Warrant, the Company will take such corporate action as may be necessary to increase its authorized but unissued Common Stock, to such number of shares as shall be sufficient for such purpose.

                    Section 8. Warrant Price. Subject to Section 9 hereof, the price at which Warrant Shares shall be purchasable upon exercise of Warrants (the "Warrant Price") shall be $.435 per share.

                    Section 9. Adjustment of Warrant Price and Number of Warrant Shares. The number and kind of securities purchasable upon the exercise of this Warrant and the Warrant Price shall be subject to adjustment from time to time upon the happening of certain events, in each case occurring on and after the date hereof, as hereinafter described.

                    9.1  Adjustment.   The  number  and  kind of securities
          purchasable upon the exercise of this Warrant and the Warrant Price shall be subject to adjustment as follows:

                    (a) In case the Company shall (i) pay a dividend on its outstanding Common Stock in shares of Common Stock or make a distribution to all holders of its outstanding Common Stock in shares of Common Stock, (ii) subdivide its outstanding shares of Common Stock into a greater number of shares of Common Stock,
          (iii) combine its outstanding shares of Common Stock into a smaller number of shares of Common Stock or (iv) issue by reclassification of its shares of Common Stock other securities of the Company (including any such reclassification in connection with a consolidation or merger in which the Company is the surviving corporation), the number of Warrant Shares purchasable upon exercise hereof immediately prior thereto shall be adjusted so that the Holder upon exercise hereof shall be entitled to receive the kind and number of such Warrant Shares or other securities of the Company which it would have owned or have been entitled to receive after the happening of any of the events described above had this Warrant been exercised immediately prior to the happening of such event or any record date with respect thereto. An adjustment made pursuant to this paragraph (a) shall become effective on the date of the dividend payment, subdivision, combination or issuance retroactive to the record date with respect thereto, if any, for such event. Such adjustment shall be made successively whenever such an issuance is made.

                    (b) In the case the Company shall distribute to all holders of its outstanding Common Stock evidences of its indebtedness or assets or securities other than such Common Stock (excluding regular cash dividends and dividends or distributions referred to in paragraph (a) above) or rights, options or warrants, or convertible or exchangeable securities, containing the right to subscribe for or purchase shares of Common Stock, then in each case the number of Warrant Shares thereafter purchasable upon the exercise of this Warrant shall be determined by multiplying the number of such Warrant Shares theretofore purchasable upon the exercise of this Warrant by a fraction, of which the numerator shall be the then current market price per share of Common Stock (as determined in accordance with paragraph
          (e)(3) below) on the date of such distribution, and of which the denominator shall be the then current market price per share of Common Stock, less the then fair value per share of outstanding Common Stock (as determined by the Board of Directors of the Company, whose good faith determination shall be conclusive) of the evidences of indebtedness, assets or securities so distributed or of such rights, options or warrants, or of such convertible or exchangeable securities. Such adjustment shall be made successively whenever any such distribution is made, and shall become effective on the date of distribution retroactive to the record date for the determination of stockholders entitled to receive such distribution. No further adjustment shall be made for the actual issuance of Common Stock upon the conversion, exercise or exchange of any rights, options, warrants or other securities in respect of which adjustment has been made pursuant to this paragraph (b).

                    (c) In case the Company shall issue shares of Common Stock (or rights, options, warrants or other securities convertible into or exercisable or exchangeable for Common Stock) (excluding (i) shares of Common Stock issued in or as a result of any of the transactions described in paragraph (a) or (b) above,
          (ii) shares of Common Stock issuable upon exercise of stock options or similar rights granted or to be granted to directors, employees, consultants, contractors or other agents, representatives or professionals of the Company pursuant to a stock option or similar plan approved by the stockholders of the Company, (iii) shares of Common Stock issued to directors, employees, consultants, contractors, licensees or other agents, representatives or professionals of the Company pursuant to any compensation plan or agreement approved by the stockholders of the Company, (iv) shares of Common Stock issued pursuant to a dividend or interest reinvestment plan, or (v) shares of Common Stock issued in a public offering at a price per share that is not less than 95% of the then current market price) at a price per share below the then current market price, then in each such case the number of Warrant Shares thereafter purchasable upon the exercise of this Warrant shall be determined by multiplying the number of Warrant Shares theretofore purchasable upon the exercise of this Warrant by a fraction, the numerator of which shall be the number of shares of Common Stock outstanding on the date of such issuance (including the shares of Common Stock issued on the date of such issuance) and the denominator of which shall be an amount equal to the sum of (i) the total number of shares of Common Stock outstanding immediately prior to such issuance plus (ii) the number of shares which the aggregate consideration received for such issuance would purchase at the current market price per share of Common Stock (as determined in accordance with paragraph (e)(3) below) at such record date.

                    (d) (1) For the purposes of paragraph (c) above, if the Company shall issue any security, option, warrant or other right which directly or indirectly may be converted into or exercised or exchanged for shares of Common Stock, the Common Stock issuable upon conversion, exercise or exchange of such securities or rights shall thereupon be deemed to have been issued and to be outstanding, and the relevant price per share of Common Stock and the consideration received by the Company upon conversion, exercise or exchange of such securities or rights shall be deemed to include the sum of the consideration received for the issuance of such securities or rights and the minimum additional consideration payable upon the conversion, exercise or exchange of such securities or rights. No further adjustment shall be made for the actual issuance of Common Stock upon the conversion, exercise or exchange of any such security or right.

                         (2) For purposes of paragraph (c) above, the following shall also be applicable: In case the Company shall issue shares of its Common Stock for a consideration wholly or partly other than cash, the amount of the consideration other than cash received by the Company shall be deemed to be the fair value of such consideration as determined in good faith by the Board of Directors of the Company. Consideration received by the Company for issuance of its Common Stock shall be determined in all cases without deduction therefrom of any expenses, underwriting commissions or concessions incurred in connection therewith.

                         (3) For the purpose of any computation under paragraph (b) or (c) of this Section, the "current market price per share" of Common Stock at any date shall be the average of the daily closing prices for 20 consecutive trading days commencing 30 trading days before the date of such computation. The "closing price" for each day shall be the last such reported sales price regular way or, in case no such reported sale takes place on such day, the average of the closing bid and asked prices regular way for such day, in each case on the principal national securities exchange on which the shares of Common Stock are listed or admitted to trading or, if not listed or admitted to trading, the average of the high bid and low asked prices of the Common Stock in the over-the-counter market as reported by NASDAQ or any comparable system. In the absence of one or more such quotations, the Board of Directors of the Company shall in good faith determine the current market price on the basis of such quotations or formula as it considers appropriate, which determination shall be conclusive.

                    (e) In any case in which this Section 9.1 shall require that any adjustment in the number of Warrant Shares be made effective as of immediately after a record date for a specified event, the Company may elect to defer until the occurrence of the event the issuing to the Holder of the Warrant Shares or other capital stock of the Company issuable upon the exercise over and above the Warrant Shares or other capital stock of the Company issuable upon the exercise of this Warrant prior to such adjustment; provided, however, that the Company shall deliver to the Holder a due bill or other appropriate instrument evidencing the Holder's right to receive such additional shares upon the occurrence of the event requiring such adjustment.

                    (f) No adjustment in the number of Warrant Shares purchasable hereunder shall be required unless such adjustment would require an increase or decrease of at least one percent (1%) in the number of Warrant Shares purchasable upon the exercise of this Warrant; provided, however, that any adjustments which by reason of this paragraph (f) are not required to be made shall be carried forward and taken into account in any subsequent adjustment. All calculations shall be made to the nearest one one-hundredth of a share.

                    (g) Whenever the number of shares of the Warrant Shares purchasable upon the exercise of this Warrant is adjusted, as provided in paragraph (a), (b) or (c) of this Section, the Warrant Price payable upon exercise of this Warrant shall be adjusted by multiplying such Warrant Price immediately prior to such adjustment by a fraction, of which the numerator shall be the number of Warrant Shares purchasable upon the exercise of this Warrant immediately prior to such adjustment, and of which the denominator shall be the number of such Warrant Shares purchasable immediately thereafter; provided, however, that in no event shall the Warrant Price be less than the par value, if any, of a share of Common Stock.

                    (h) No adjustment in the number of Warrant Shares purchasable upon the exercise of this Warrant need be made under paragraph (b) of this Section if the Company issues or distributes to the Holder the rights, options, warrants, convertible or exchangeable securities, evidences of indebtedness or assets referred to in those paragraphs which the Holder would have been entitled to receive had the Warrant been exercised prior to the happening of such event or the record date with respect thereto. No adjustment need be made for a change in the par value of the Warrant Shares.

                    (i) For the purpose of this subsection 9.1, the term "shares of Common Stock," shall mean (i) the class of stock designated as the Common Stock of the Company, par value $.01 per share, or (ii) any other class of stock resulting from successive changes or reclassification of such respective classes of shares consisting solely of changes in par value, or from par value to no par value, or from no par value to par value. In the event that at any time, as a result of an adjustment made pursuant to paragraph (a) above, the Holder shall become entitled to purchase any securities other than shares of Common Stock, thereafter the number of such other securities so purchasable upon exercise of this Warrant and the Warrant Price of such securities shall be subject to adjustment from time to time in a manner and on terms as nearly equivalent as practicable to the provisions with respect to the Warrant Shares contained in paragraphs (a) through
          (h), inclusive, above, and the provisions of Section 3 and subsections 9.2 through 9.6, inclusive, with respect to the Warrant Shares, shall apply on like terms to any such other securities.

                    9.2 Notice of Adjustment. Whenever the number of Warrant Shares purchasable upon the exercise of this Warrant or the Warrant Price of such Warrant Shares is adjusted, as herein provided, the Company shall promptly mail by first class, postage prepaid, to the Holder notice of such adjustment or adjustments.

                    9.3 No Adjustment for Dividends. Except as provided in subsection 9.1, no adjustment in respect of any dividends or other payments or distributions made to holders of securities shall be made during the term of this Warrant or upon the exercise of this Warrant.

                    9.4 Preservation of Purchase Rights upon Merger, Consolidation, etc. In case of any consolidation of the Company with or merger of the Company with or into another entity (whether or not the Company is the surviving corporation) or in case of any sale, transfer or lease to another entity of all or substantially all the property of the Company, the Company or such successor or purchasing corporation, as the case may be, shall execute an agreement that the Holder shall have the right thereafter upon payment of the Warrant Price in effect immediately prior to such action to purchase upon exercise of this Warrant the kind and amount of securities, cash and property which it would have owned or have been entitled to receive after the happening of such consolidation, merger, sale, transfer or lease had this Warrant been exercised immediately prior to such action. Upon the execution of such agreement, this Warrant shall be exercisable only for such securities, cash and property. The Company shall furnish to the Holder notice of the execution of any such agreement. Such agreement shall provide for adjustments, which shall be as nearly equivalent as may be practicable to the adjustments provided for in this Section 9. The provisions of this subsection 9.4 shall similarly apply to successive consolidations, mergers, sales, transfers or leases.

                    9.5  Other Adjustment.  If any event occurs as to which
          in the reasonable opinion of the Holder, in good faith, the other provisions of this Section 9 are not strictly applicable but the lack of any adjustment of the number of Warrant Shares issuable upon exercise of this Warrant and the Warrant Price would not in the opinion of the Holder fairly protect the rights of the Holder in accordance with the basic intent and principles of such provisions, or if strictly applicable would not fairly protect the rights of the Holder in accordance with the basic intent and principles of such provisions, then the Holder may appoint a firm of independent certified public accountants of recognized national standing (which may be the independent auditors of the Company), which shall give their opinion upon the necessity and form of any required adjustment to the number of Warrant Shares issuable upon exercise of this Warrant and the Warrant Price, on a basis consistent with the basic intent and principles established in the other provisions of this Section 9 necessary to preserve, without dilution, the exercise rights of the Holder. Upon receipt of such opinion, the Company shall forthwith make the adjustments described therein.

                    9.6 Statement on Warrant. Irrespective of any adjustments in the Warrant Price or the number or kind of securities purchasable upon the exercise of this Warrant, this Warrant may continue to express the same price and number and kind of shares as are stated herein.

                    Section 10. Fractional Interests. The Company shall not be required to issue fractional Warrant Shares on the exercise of this Warrant. If (a) any fraction of a Warrant Share would, except for the provisions of this Section 10, be issuable on the exercise of this Warrant (or specified portion thereof), and (b) the Holder shall have paid the amount due upon such exercise with respect to such fractional share, then the Company shall return to such Holder the amount so paid with respect to such fractional Warrant Share.

                    Section 11. Registration under the Securities Act. The Holder represents and warrants to the Company that it will not dispose of this Warrant or any Warrant Shares except pursuant to (i) an effective registration statement, or (ii) an opinion of counsel, reasonably satisfactory to counsel for the Company, that the proposed disposition of the Warrant or Warrant Shares would not be in violation of the registration requirements of the Securities Act. The Holder represents and warrants that it is acquiring the Warrant and will acquire the Warrant Shares for its own account and with no intention of distributing or reselling this Warrant or Warrant Shares or any part thereof in any transaction that would be in violation of the registration requirements of the securities laws of the United States of America or any state, without prejudice, however, to its rights, consistent with the provisions of this Warrant, to sell or otherwise dispose of all or any part of this Warrant or any Warrant Shares under an effective registration statement under the Securities Act or under an exemption from such registration available under the Securities Act.

                    Section 12. Certificates to Bear Legends. The Warrant Shares or other securities issued upon exercise of this Warrant shall be subject to a stop-transfer order and the certificate or certificates evidencing any such Warrant Shares or securities shall bear the following legend by which the Holder thereof shall be bound:

                    "THE SHARES [OR OTHER SECURITIES] REPRESENTED BY THIS CERTIFICATE MAY NOT BE OFFERED, SOLD OR OTHERWISE EXCEPT PURSUANT TO (i) AN EFFECTIVE REGISTRATION STATEMENT, OR (ii) AN OPINION OF COUNSEL REASONABLY SATISFACTORY TO COUNSEL FOR THIS CORPORATION, THAT AN EXEMPTION FROM REGISTRATION UNDER THE SECURITIES ACT OF 1933 IS AVAILABLE."

                    Section 13. No Rights as Stockholders; Notices to Holders. Nothing contained in this Warrant shall be construed as conferring upon the Holder the right to vote or to receive dividends or to consent or to receive notice as a stockholder in respect of any meeting of stockholders of the Company for the election of the directors of the Company or any matter, or any rights whatsoever as a stockholder of the Company. If, however at any time prior to the expiration of this Warrant and prior to its exercise, any of the following events shall occur:

                    (a) the Company shall declare  any  dividend payable in
               cash or in any securities upon its shares of Common Stock or make any distribution to the holders of its shares of Common Stock;

                    (b) the Company shall offer to all holders of its shares of Common Stock any additional shares of Common Stock or securities convertible into or exchangeable for shares of Common Stock or any right to subscribe for or purchase any thereof; or

                    (c) a dissolution, liquidation or winding up of the Company (other than in connection with a consolidation, merger, sale, transfer or lease of all or substantially all of its property, assets and business as an entirety) shall be proposed;

          then in any one or more of said events the Company shall give notice to the Holder as provided in Section 14 hereof, such giving of notice to be completed at least 10 days prior to the record date in the event of a transaction described in clause (a) above and at least 20 days prior to the record date in the case of a transaction referred to in clause (b) or (c) above fixed as a record date or the date of closing the transfer books for the determination of the stockholders entitled to such dividend, distribution, or subscription rights, or for the determination of the stockholders entitled to vote on such proposed dissolution, liquidation or winding up. Such notice shall specify such record date or the date of closing the transfer books, as the case may be. Failure to mail or receive such notice or any defect therein or in the mailing thereof shall not affect the validity of any action taken in connection with such dividend, distribution or subscription rights, or such proposed dissolution, liquidation or winding up.

                    Section 14. Notices. Any notice pursuant to this Warrant shall be in writing and shall be given by first class, registered or certified mail, return receipt requested, telecopy, courier service or personal delivery, if to the Company, at 6422 Harney Road, Tampa, Florida 33610, Attn: Secretary (or such other address as shall be communicated by the Company to the Holder by notice in accordance with this Section 14), and if to the Holder, at such address as shall be communicated by the Holder to the Company by notice in accordance with this Section 14 (or, in the absence of such notice, at such address as otherwise appears on the books and records of the Company).

                    Section 15. Supplements and Amendments. The provisions of this Warrant may not be amended, modified or supplemented, and waiver or consents to departures from the provisions hereof may not be given, without the written consent of the Holder.

                    Section 16. Successors. All the covenants and provisions of this Warrant by or for the benefit of the Company and the Holder shall bind and inure to the benefit of their respective successors and permitted assigns hereunder, provided that the Company may not assign its rights and obligations hereunder except by operation of law.

                    Section 17. Applicable Law. This Warrant shall be governed by and construed in accordance with the laws of the State of New York, without giving effect to principles of conflicts of laws. The United States District Court for the Southern District of New York or the courts of the State of New York shall have jurisdiction in any action or proceeding arising out of or relating to this Warrant.

                    Section 18. Benefits of this Agreement. Nothing in this Warrant shall be construed to give to any person or entity other than the Company and the Holder, any legal or equitable right, remedy or claim under this Warrant.

                    Section  19.   Captions.   The captions of the Sections
          and   subsections  of  this  Warrant  have  been   inserted   for
          convenience only and shall have no substantive effect.

                    IN   WITNESS   WHEREOF,  this  Warrant  has  been  duly
          executed, as of February ___, 1994.


                                         KASH  N'  KARRY  FOOD  STORES, INC.


                                         By:____________________________
                                            Name:_______________________
                                            Title:______________________

                                      ASSIGNMENT

                   (To be executed only upon assignment of Warrant)


                    For value received, ___________________ hereby sells, assigns and transfers unto _________________ this Warrant, together with all right, title and interest therein, and does hereby irrevocably constitute and appoint _________________ attorney, to transfer this Warrant on the books of the within-named Company with respect to the number of Warrant Shares set forth below, with full power of substitution:


               Name(s) of                                      No. of
               Assignee(s)              Address             Warrant Shares
















                    And if said number of Warrant Shares shall not be all the Warrant Shares issuable upon exercise of this Warrant, a new certificate is to be issued in the name of said undersigned for the balance remaining of the Warrant shares issuable upon exercise of this Warrant.


                    Dated: ________________________, 19__



                                        ___________________________________
                                        Note:     The above signature
                                                  should correspond exactly
                                                  with the name on the face
                                                  of this Warrant.

                                  SUBSCRIPTION FORM

                      (To be executed upon exercise of Warrant)


          Kash n' Karry Food Stores, Inc.:

                    The undersigned hereby irrevocably elects to exercise the right of purchase represented by this Warrant for, and to purchase hereunder, ______ shares of Common Stock, as provided for herein, and tenders herewith payment of the exercise price in full in the form of cash or a certified or official bank check in the amount of $_______________.

                    Please issue a certificate or certificates for such shares of Common Stock in the name of:

                                   Name:________________________________
                                        (Please Print Name, Address, and
                                        (Social Security Number)


                    And if said number of shares shall not be all the shares issuable under this Warrant, a new certificate is to be issued in the name of said undersigned for the balance remaining of the shares issuable thereunder.


                                   Signature:__________________________
                                   NOTE:     The   above  signature  should
                                             correspond  exactly  with  the
                                             name on the first page of this
                                             Warrant  or  with  the name of
                                             the assignee appearing  in the
                                             assignment form above.

                                      EXHIBIT C


                    The Company's authorized capital stock consists of:

                         (i) 4,000,000 shares of its Common Stock, $.01 par
                    value, of which (A) 2,819,589 shares are issued and outstanding and (B) (w) 146,744 are reserved for issuance pursuant to the Company's employee stock option plan, (x) 52,250 are reserved for issuance pursuant to Warrants outstanding to Lucky Stores, Inc.,
                    (y) 77,500 are reserved for issuance upon the conversion of the Company's Series C Preferred Stock and (z) 2,442 shares are held in treasury and reserved for issuance to members of management, and

                         (ii) 150,000 shares of  Preferred  Stock, $.01 par
                    value, of which (A) 50,000 shares have been designated and authorized as Series B Cumulative Preferred Shares, of which 38,750 shares are issued and outstanding, and
                    (B) 100,000 shares have been designated and authorized as Series C Convertible Preferred Shares, of which 77,500 shares are issued and outstanding.

                                        C-1
                                      EXHIBIT D


                          [FORM OF OPINION OF KRAMER, LEVIN,
                          NAFTALIS, NESSEN, KAMIN & FRANKEL]


             [To be subject to customary assumptions and qualifications]


                   1. The Company is validly existing as a corporation in good standing under the laws of the State of Delaware and has all requisite corporate power and authority to own and operate its properties, to carry on its business as conducted, to execute and deliver the Agreement, the Note and the Warrants and to perform its obligations thereunder. The execution, delivery and performance of the Agreement, the Note and the Warrants has been duly authorized by all necessary corporate action on the part of the Company. The Agreement, the Note and the Warrants have been duly executed and delivered by the Company and constitute the valid and binding obligations of the Company, enforceable against the Company in accordance with their respective terms.

                    2. The authorized capital stock of the Company and, to the best of our knowledge, the issued and outstanding shares thereof are as described on Exhibit C to the Agreement. To the best of our knowledge, and except as set forth on Exhibit C, there are outstanding no rights to subscribe for or purchase, or any warrants or options for the purchase of, or any agreement (contingent or otherwise) providing for the issuance of, or any calls, commitments or claims of any character relating to any of the Company's capital stock or any securities convertible into or exchangeable for any of its capital stock. The Shares to be issued to the Purchaser upon exercise of the Warrants have been duly authorized for issuance and, when sold and delivered against payment therefor as provided therein, will be validly issued, fully paid and nonassessable. There are no preemptive rights as to any of the outstanding shares of the Company's capital stock.

                    3.   No governmental consents, approvals,
          authorizations, registrations, declarations or filings are required to be obtained by the Company in connection with the Agreement, the Note or the Warrants or the consummation of the transactions contemplated thereby.

                    4. To the best of our knowledge, and without independent inquiry, there are no actions, suits or proceedings pending or threatened against the Company, in law or in equity, before any court, arbitrator or administrative or governmental body which are reasonably likely (either singly or in the aggregate) to materially and adversely affect the Company.

                    5. None of the execution and delivery of the Agreement, the Note or the Warrants, the consummation of the transactions contemplated thereby and compliance with the terms and conditions thereof (A) conflict with, or result in a breach or violation of, or constitute a default under, any of the terms, conditions or provisions of (i) the Certificate of Incorporation of Bylaws of the Company, (ii) any Material Agreement or (iii) any statute, rule or regulation binding on the Company, (B) result in the creation of any lien upon any of the properties or assets of the Company under any Material Agreement or (C) require any approval of the stockholders of the Company. A "Material Agreement" for purposes of this opinion shall mean the material agreements, instruments and undertakings identified on Exhibit I to this opinion, which have been identified to us by the Company as the only such agreements, instruments or undertakings by which the Company or its property is bound, breaches or defaults or creation or imposition of Liens under which would affect or purport to affect the Company's ability to execute, deliver and perform the Agreement, Note or Warrants.

                                         D-1